Exhibit 10.1.3

AMENDMENT NO. 4

TO THE

UNIFIED WESTERN GROCERS, INC.

CASH BALANCE PLAN

Unified Western Grocers, Inc. (the “Company”) hereby amends the above-named plan (the “Plan”), effective as of March 28, 2005, as follows:

1. Section 6.2(g) of the Plan is hereby amended by deleting the reference to “$5,000” in the first sentence thereof and replacing it with “$1,000.”

2. Section 6.3(a) of the Plan is hereby amended by deleting the reference to “$5,000” in the second sentence thereof and replacing it with “$1,000.”

* * * * *

The Company has caused this Amendment No. 4 to be signed on the date indicated below, to be effective as indicated above.

“Company”

UNIFIED WESTERN GROCERS, INC.

Dated: August 17, 2005	By:	/s/ ROBERT M. LING, JR.
Robert M. Ling, Jr.
	Its:	Executive Vice President
General Counsel